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                                                                EXHIBIT 10.44

[IMPERIAL BANK LOGO]
CONTINUING GUARANTEE

                                        ORIGINATING OFFICE:
                                            Name of Office:
                                                 Los Angeles Regional
                                            Street Address:
                                                 201 N. Figueroa Street
                                     City, State, Zip Code:
                                                 Los Angeles, California 90012

        The undersigned (hereinafter referred to as "Guarantor") hereby requests and authorizes IMPERIAL BANK (hereinafter referred to as the "Bank") to extend credit to XCEL ARNOLD CIRCUITS, INC., XIT CORPORATION

        Corporations

                           (Designate type of entity)

(hereinafter referred to as "Debtor"), and in consideration of the granting of such credit by the Bank to Debtor, Guarantor agrees as follows:


        1. The words "indebtedness" and "credit" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, including interest thereon, of Debtor heretofore, now or hereafter made, incurred or created, with or without notice to Guarantor, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether assumed by Debtor's successors, heirs or assigns by operation of law or otherwise, and whether Debtor is liable individually or jointly with others, and whether recovery upon any such indebtedness or credit is or hereafter becomes barred by any statute of limitations or is or hereafter becomes otherwise unenforceable.


        2. Credit may be granted from time to time at the request of Debtor and without further authorization from or notice to Guarantor, even though Debtor's financial condition may have deteriorated since the date hereof. If Debtor is a corporation or a partnership, the Bank need not inquire into the power of Debtor or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf. Each credit heretofore or hereafter granted to Debtor shall be considered to have been granted at the special instance and request of Guarantor and in consideration of and in reliance upon this guarantee.


        3. Guarantor hereby unconditionally guarantees and promises to pay the Bank or its order any and all indebtedness of Debtor to the Bank and to perform any and all obligations of Debtor under the terms of any agreement or instrument evidencing, securing or executed in connection with any such indebtedness ("Credit Documents"). The liability of Guarantor shall not at any time exceed the sum of the amount set forth below, plus the interest thereon in accordance with the Credit Documents and the costs, attorneys' fees and other expenses provided for in Paragraph 15 hereof. If no amount is set forth below, the liability of the Guarantor hereunder shall be unlimited. The Bank may permit Debtor's indebtedness to exceed any maximum liability without impairing the obligations of Guarantor hereunder. No payments made by or on behalf of Guarantor to the Bank shall reduce any such maximum liability unless written notice to that effect is received by the Bank at or prior to the time such payment is made. If Guarantor has executed more than one guarantee of the indebtedness of Debtor to the Bank, the guarantees shall be cumulative.


        4. Either before or after revocation hereof and in such manner, upon such terms and at such times as it considers best and with or without notice to Guarantor, the Bank may alter, compromise, accelerate, extend or change the time or manner for the payment of any indebtedness hereby guaranteed, increase or reduce the rate of interest thereon, release or add any one or more guarantees or endorsers, accept additional or substituted security therefor, or release or subordinate any security therefor. No exercise or nonexercise by the Bank of any right hereby given it, no dealing by the Bank with Debtor or any other person, and no change, impairment or suspension of any right or remedy of the Bank shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse against the Bank.

        5. In addition to all liens upon and rights of offset given to the Bank by law against any property of Debtor or of Guarantor, Guarantor hereby grants a security interest in all property of Guarantor now or hereafter in the possession of or on deposit with the Bank, whether held in a general or special account or for safekeeping or otherwise. Each such security interest may be exercised without demand upon or notice to Guarantor, shall continue in full force unless specifically waived or released by the Bank in writing and shall not be considered waived by any conduct of the Bank or by any failure of the Bank to exercise any right of offset or to enforce any such security interest or by any neglect or delay in so doing.


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        6. Guarantor waives and agrees not to assert or take advantage of (a)
any right to require the Bank to proceed against the Debtor or any other person, firm or corporation or to proceed against or exhaust any security held by it at any time or to pursue any other remedy in its power; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation guaranteed hereby; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by any other or others or the failure of the Bank to file or enforce a claim against the estate (either in administration, bankruptcy, or other proceeding) of any other or others; (d) demand, protest and notice of any kind including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of the Debtor, the Bank, any endorser, creditor of Debtor or Guarantor under this or any other instrument, or any other person whomsoever, in connection with any obligation or evidence of indebtedness hereby guaranteed; (e) any defense based upon an election of remedies by the Bank, including without limitation, an election to proceed by nonjudicial rather than judicial foreclosure, which election destroys or otherwise impairs subrogation rights of Guarantor or the right of Guarantor to proceed against Debtor for reimbursement, or both, including, without limitation, the impairment of subrogation rights arising by virtue of California Civil Code 580(b) and 580(d); (f) any defense or right based upon the fair value deficiency protections and provisions of California Civil Code 580(a) and California Civil Procedure Code 726 and (g) any defense or right based upon the acceptance by the Bank or any affiliate of the Bank of a deed in lieu of foreclosure, without extinguishing the indebtedness, even if such acceptance destroys, alters or otherwise impairs subrogation rights of Guarantor or the right of Guarantor to proceed against Debtor for reimbursement, or both.


        7. Guarantor, by execution hereof, represents to the Bank that the relationship between Guarantor and Debtor is such that Guarantor has access to all relevant facts and information concerning the indebtedness and Debtor and that the Bank can rely upon Guarantor having such access. Guarantor waives and agrees not to assert any duty on the part of the Bank to disclose to Guarantor any facts that the Bank may now or hereafter know about Debtor, regardless of whether the Bank has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor. Guarantor is fully responsible for being and keeping informed of the financial condition of Debtor and all circumstances bearing on the risk of non-payment of the indebtedness guaranteed hereby.

        8. Until all indebtedness of Debtor to the Bank has been paid in full, even though such indebtedness is in excess of the liability of Guarantor, Guarantor shall have no right of subrogation and waives any right to enforce any remedy which the Bank now has or may hereafter have against Debtor and any benefit of and any right to participate in any security now or hereafter held by the Bank.


        9. Except as otherwise provided in this paragraph, all existing or future indebtedness of Debtor to Guarantor and, if Debtor is a partnership, any right to withdraw any capital of Guarantor invested in Debtor, is hereby subordinated to all indebtedness hereby guaranteed and, without the prior written consent of the Bank, shall not be paid or withdrawn in whole or in part nor will Guarantor accept any payment of or on account of any such indebtedness or as a withdrawal of capital while this guarantee is in effect. At the Bank's request, Debtor shall pay to the Bank all or any part of subordinated indebtedness and any capital which Guarantor is entitled to withdraw. Each payment by Debtor to Guarantor in violation of this paragraph shall be received in trust for the Bank and shall be paid to the Bank immediately on account of the indebtedness of Debtor to the Bank. No such payment shall reduce or affect in any manner Guarantor's liability under any of the provisions of this guarantee. Guarantor reserves the right to receive from Debtor payment of any salary for personal services at the same monthly rate as that at which Guarantor has been paid during the preceding twelve months, it being expressly understood that such amount shall not be subordinated to the indebtedness guaranteed hereby.


        10. Guarantor will file all claims against Debtor in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Debtor to Guarantor and shall concurrently assign to the Bank all of the Guarantor's rights thereunder. If Guarantor does not file any such claim, the Bank, as Guarantor's attorney-in-fact, is hereby authorized to do so in Guarantor's name or, in the Bank's discretion, to assign the claim and to cause proof of claim to be filed in the name of the Bank's nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claims shall pay to the Bank the full amount thereof and, to the full extent necessary for the purpose, Guarantor hereby assigns to the Bank all of the Guarantor's rights to any and all such payments or distributions to which Guarantor would otherwise be entitled. If the amount so paid is greater than the guaranteed indebtedness then outstanding, the Bank will pay the amount of the excess to the person entitled thereto.

        11. With or without notice to Guarantor, the Bank, in its sole discretion and at any time and from time to time either before or after delivery of any notice of revocation hereunder and in such manner and upon such terms as it considers fit, may (a) apply any or all payments or recoveries from Debtor, from Guarantor or from any other guarantor under this or any other instrument or realized from any security, in such manner and order or priority as the Bank elects, to any indebtedness of Debtor to the Bank, whether or not such indebtedness is guaranteed hereby or is otherwise secured or is due at the time of such application; and (b) refund to Debtor any payment received by the Bank upon any indebtedness hereby guaranteed and payment of the amount refunded shall be fully guaranteed hereby. Any recovery realized from any other guarantor under this or any other instrument shall be first credited upon that portion of the indebtedness of Debtor to the Bank which exceeds Guarantor's maximum liability, if any, hereunder.

        12. The amount of Guarantor's liability and all rights, powers and remedies of the Bank hereunder and under the Credit Documents and any other agreements now or at any time hereafter in force between the Bank and Guarantor shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to the Bank by law.

        13. Guarantor's obligations hereunder are independent of the obligations of Debtor and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Debtor or whether Debtor is joined in any such action or actions. The Bank may maintain successive actions for other defaults. The Bank's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations hereby guaranteed have been paid and fully performed.


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        14. This is a continuing guarantee and Guarantor agrees that it shall remain in full force until and unless Guarantor delivers to the Bank written notice that it has been revoked as to credit granted subsequent to the effective time of revocation as herein provided. Delivery of such notice shall be effective by personal service upon an officer of the Bank at the originating office of the Bank designated on the first page hereof or by mailing such notice by certified or registered mail, return receipt requested, postage prepaid and addressed to the Bank at the originating office designated on the first page hereof. Regardless of how notice of revocation is given, it shall not be effective until twelve o'clock noon Pacific Standard or Daylight Savings Time, as the case may be, on the next succeeding Bank business day following the day such notice is delivered, but delivery of such notice shall not affect any of Guarantor's obligations hereunder with respect to credit granted prior to the effective date of such revocation, nor shall it affect any of the obligations of any other guarantor for the credit granted to Debtor hereunder. If the originating office of the Bank designated above is not in existence at the time notice of revocation is desired to be given, then such notice may be given in the manner above provided by delivering the same to IMPERIAL BANK OFFICE at 9920 South La Cienega Boulevard, Inglewood, California, 90301.

        15. Guarantor agrees to pay to the Bank without demand reasonable attorneys' fees and all costs and other expenses which the Bank expends or incurs in collecting or compromising any indebtedness of the Debtor, in protecting the Bank's security under the Credit Documents or in enforcing this guarantee against Guarantor or any other guarantor of any indebtedness hereby guaranteed whether or not suit is filed, including, without limitation, attorney's fees, costs and other such expenses incurred in any bankruptcy proceeding. Guarantor warrants and represents that it is fully authorized by law to execute this guarantee.

        16. This guarantee shall benefit the Bank, its successors and assigns, including the assignees of any indebtedness hereby guaranteed, and binds Guarantor's successors and assigns. This guarantee is assignable by the Bank with respect to all or any portion of the indebtedness and obligations guaranteed hereunder, and, when so assigned, Guarantor shall be liable to the assignees under this guarantee without in any manner affecting Guarantor's liability hereunder with respect to any indebtedness or obligations retained by the Bank. No delegation or assignment of this guarantee by any Guarantor shall be of any force or effect or release Guarantor from any obligation hereunder.

        17. No provision of this guarantee or right of the Bank hereunder can be waived, nor can any Guarantor be released from his/her obligations hereunder, except by a writing duly executed by an authorized officer of the Bank. Should any one or more provisions of this guarantee be determined to be illegal or unenforceable, all other provisions nevertheless shall be governed by and construed in accordance with the laws of California, and Guarantor agrees to submit to the jurisdiction of the Courts of California.

        18. If more than one guarantor signs this guarantee, the obligation of all such guarantors shall be joint and several. When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter. Any married person who signs this guarantee agrees that recourse may be had against separate property for all obligations under this guarantee.

        19. Except as provided in any other written agreement now or at any time hereafter in force between the Bank and Guarantor, this guarantee shall constitute the entire agreement of Guarantor with the Bank with respect to the subject matter hereof and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Bank unless expressed herein. Any notice to Guarantor shall be considered to have been duly given when delivered personally or forty-eight hours after being mailed, postage prepaid, to the address(es) set forth below or to such other address(es) as Guarantor may from time to time designate by giving notice in the same manner of notice to the Bank set forth in Paragraph 14 hereof.

        20. Each of the undersigned Guarantors hereby acknowledges the receipt of a true copy of this guarantee.

        21. [ ] This guarantee is secured by a deed of trust dated             ,
19   , to Imperial Bancorp, as Trustee.


GUARANTEE AMOUNT $5,116,684.00

Executed by or on behalf of Guarantor(s) on July 22, 1997.

   Signature of Guarantor(s)                           Address
HYCOMP, INC.                           165 Cedar Hill St., Marlborough, MA 01752

BY
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



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